UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 22, 2016

Ihealthcare, Inc.

(Name of Small Business Issuer in its charter)

Delaware	000-55378	47-3002847
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

141 NE 3rd Avenue, Miami, FL

(Address of Principal Executive Offices)

Telephone: 305-751-2327

(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements which involve risks and uncertainties, principally in the sections entitled “Business,” “Risk Factors,” and “Management’s Discussion and Analysis.” All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements regarding future events, our future financial performance, business strategy and plans and objectives of management for future operations, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” or “should,” or the negative of these terms or other comparable terminology. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks outlined under “Risk Factors” or elsewhere in this Current Report on Form 8-K, which may cause our or our industry’s actual results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. All forward-looking statements included in this document are based on information available to us on the date hereof, and we assume no obligation to update any such forward-looking statements, except as expressly required by law.

You should not place undue reliance on any forward-looking statement, each of which applies only as of the date of this Current Report on Form 8-K. Before you invest in our securities, you should be aware that the occurrence of the events described in the section entitled “Risk Factors” and elsewhere in this Current Report on Form 8-K could negatively affect our business, operating results, financial condition and stock price. Except as required by law, we undertake no obligation to update or revise publicly any of the forward-looking statements after the date of this Current Report on Form 8-K to conform our statements to actual results or changed expectations.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Pursuant to the Agreement and Plan of Merger (“Agreement”) dated April 22, 2016, by and between, Ihealthcare, Inc. a Florida Corporation (“Ihealthcare, Inc.-Florida”), and Opulent Acquisition, Inc., a Delaware Corporation, (“Ihealthcare, Inc.-Delaware” or the “Surviving Corporation), jointly the (“Constituent Corporations”) effective as of April 22, 2016, Ihealthcare, Inc.-Florida merged with and into Ihealthcare, Inc.-Delaware with Ihealthcare, Inc.-Delaware continuing as the Surviving Corporation.

The board of directors of the Constituent Corporations have declared the Merger Agreement advisable, fair to and in the best interests of the Constituent Corporations and have approved the Merger. The Merger Agreement was duly approved by the requisite vote of the majority shareholders of the Constituent Corporations by written consent in lieu of a shareholder meeting pursuant to Delaware law, (DGCL). A copy of the Merger Agreement is attached to this report as Exhibit 10.1 and is incorporated herein as reference. The description of the transaction contemplated by such Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of Exhibit 10.1 filed herewith.

Immediately before the effective time of the Merger each share of common stock, par value $0.0001 per share of Ihealthcare-Delaware held by Ihealthcare-Florida was cancelled. Each share issued and outstanding of Ihelathcare-Florida held by the shareholders was converted into one hundred validly issued, fully paid, and nonassessable shares of common stock, par value $0.0001 per share of Ihealthcare-Delaware.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Immediately prior to the Merger, the Company was a “shell company,” as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Item 2.01(f) of Form 8-K states that if the registrant was a “shell” company, such as the Company was immediately before the merger, then the registrant must disclose on Current Report on Form 8-K the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, this report includes all of the information that would be included in a Form 10.

As of the effective date of the Merger, we the Company, Ihealthcare, Inc., “FKA Opulent Acquisition” have adopted the business plan of what was Ihealthcare, Inc.-Florida, which is the sale of goods in the healthcare sector. We currently hold the distribution rights to the ILS “UDT Cup” Multi-Panel [16] urinalysis cup through our manufacturing partner Innovative Laboratory Solutions, which holds the patents and manufacturing rights to the product. We intend to begin conducting sales of the product in the very near future. Our plans relating to this can be found below in the section titled, “Business.”

FORM 10 DISCLOSURE

As disclosed elsewhere in this report, the Company completed a merger which caused the Company to cease being defined as a “shell company” under the Securities Act of 1933, as amended. Item 2.01(f) of Form 8-K requires that if a registrant was a shell company, immediately before the transaction disclosed under Item 2.01, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, we are providing below the information that would be included in a Form 10 if we were to file a Form 10. Please note that the information provided below relates to the combined enterprises after the completion of the merger.

Business

Corporate History

The Company was originally incorporated with the name Opulent Acquisition, Inc., under the laws of the State of Delaware on November 25, 2014 with an objective to acquire, or merge with, an operating business.

On January 14, 2016 Mr. Jeffrey DeNunzio, the sole shareholder of the Company transferred to Ihealthcare, Inc., a Florida Company, 20,000,000 shares of our common stock which represented all of our issued and outstanding shares at the time of transfer. The transfer was the result of the sale of the Company to Ihealthcare, Inc., the Florida Company.

On January 14, 2016 Ihealthcare, Inc., a Florida Company, became the controlling shareholder of Opulent Acquisition, Inc. At the time of the sale of Opulent Acquisition, Inc. Mr. Mijares owned 62.5% and Mr. Bingaman owned 37.5% of the issued and outstanding shares of Ihealthcare, Inc., the Florida Company.

On January 14, 2016, Mr. Jeffrey DeNunzio resigned as Chief Executive Officer, Chief Financial Officer, President, Secretary, Treasurer and Director.

On January 14, 2016, Mr. Noel Mijares was appointed as Chairman of the Board of Directors, Chief Executive Officer, and President.

On January 14, 2016, Mr. David A. Bingaman was appointed as Chief Operating Officer, Vice President, and Secretary.

On April 22, 2016 we, Opulent Acquisition, Inc. (“Ihealthcare, Inc.-Delaware”) entered into and consummated a merger with Ihealthcare, Inc., a Florida Company (“Ihealthcare, Inc.-Florida”). Ihealthcare, Inc.-Delaware is the Surviving Corporation as result of the merger. The officers and directors of Opulent Acquisition, Inc., now known as Ihealthcare, Inc., remain the same and unchanged. Our officers and directors continue to serve their respective positions with the Company.

On April 22, 2016, the Company filed with the Delaware Secretary of State an amendment to the Company’s certificate of incorporation, changing its name to Ihealthcare, Inc.

Description of Business

We, Ihealthcare, Inc. are a Company that intends to sell and distribute products in the healthcare sector. We currently hold the distribution rights to the ILS “UDT Cup” Multi-Panel [16] urinalysis cup through our manufacturing partner Innovative Laboratory Solutions, which holds the patents and manufacturing rights to the product. The UDT Cup’s intended purpose is for drug screening.

Mission and Vision:

At Ihealthcare, Inc. we are dedicated to reducing costs and improving the quality of medical care through innovative products and services in specialized markets that are currently being underserved by our competition. Our primary focus is to establish sustainable market penetration, one product at a time. Simultaneously, we seek to continue our current efforts to add additional products and/or services to our Company. When these new products and services are available we hope to have already acquired a dedicated customer base who can also benefit from our future products and services. At present, we have identified a number of complementary products and services which we will begin exploring as methods to support our plans to increase revenue and profitability.

Industry Overview:

The drug screening market-size is expected to grow from $4 billion in 2014 to $6.3 billion by 2019, at a CAGR (Compound Annual Growth Rate) of 9.5%. Major factors driving the growth of this market include higher usage of alcohol, prescribed drugs, illicit drugs, and a growing aging population that leads to increased use of alcohol and prescription drugs. Funding by the U.S. Federal Governments for drug testing, enactment of stringent laws in developed countries, and growing awareness for drug testing in developing nations, has increased the awareness surrounding testing patients on a regular basis. In addition, emerging economies such as India, China, and Brazil present an array of opportunities for this market.

Currently, North America dominates the drug screening market, with the U.S. accounting for a major market share. However, the Asia-Pacific region is poised to grow at the highest CAGR during the forecast period. We believe there to be great growth potential in the Asian market due to development of advanced drug and alcohol screening devices in Japan, rising awareness regarding the importance of drug and alcohol screening, and increasing disposable income levels in various countries in Asia.

The North American laboratory, as well as onsite testing market, has increased by more than 5.0% CAGR between 2011 and 2014. With past technologies it was necessary to retest a positive lab test, due to potential inaccuracies, which resulted in a higher cost. New technology enables employers to retest positive results inexpensively, and immediately, with the same, and new, samples from the subject, thus reducing the overall cost.

Current Product(s):

Ihealthcare, Inc. has acquired the distribution rights and special pricing to the ILS “UDT Cup” Multi-Panel [16] urinalysis cup through our manufacturing partner Innovative Laboratory Solutions, which holds the patents and manufacturing rights to the product. The UDT Cup has been specifically designed to meet the latest market needs, needs which have been overlooked by the competition, at substantially lower costs.

The UDT Cup has the following features:

·	Tests 16 configurable panels simultaneously;

·	The configuration can be customized to suit customers’ testing needs;

·	99% accuracy;

·	One step lateral flow process;

·	Round or Square form factor – ease of scanning results;

·	Wider test strips for ease in reading results;

·	Tight cap seal which serves to reduce erroneous results due to leakage;

·	Test strip seal prevents cross contamination during inversion;

·	Design prevents over filling;

·	Contains more urine volume for repeat tests as needed;

·	Results produced in one minute;

·	Built in temperature strip;

·	Female user friendly; and

·	Integrated Adulteration Parameters with visual integrity check for: pH, specific gravity, creatinine, nitrite, oxidant, blutaraldyhyde, bleach and pyridinium chlorchromate.

·	FDA 510 Cleared

·	CLIA Waived

The UDT Cup boasts 16 Drug Screening Panels which include: Amphetamines AMP; Barbiturates BAR; Buprenorphine BUP; Benzodiazepines BZO; Cocaine COC; Methamphetamines [2] mAMP & MDMA; Methadone MTD; Opiates OPI; Oxycodone OXY; Phencyclidine PCP; Marijuana THC; and Tricyclic Antidepressants TCA. Tests for Morphine MOR; Ketamine KET and Propoxyphene PPX or others can be added. Pregnancy tests also available.

ILS will be solely responsible for the shipment of all UDT Cups, with their primary shipping location based in Miami, Florida. Shipping will be paid for solely by the consumer and if there are any problems or damage resulting from the shipment of UDT Cups then the liability for replacement products will fall on ILS. In the event that a product is damaged Ihealthcare, Inc. will notify ILS and return the shipment back to the Miami warehouse, whereupon it will be replaced and re-shipped to the consumer at no additional shipping cost to the customer.

Competition:

While we plan to offer what we feel to be the most efficient and cost effective drug screening product on the market today, we do face intense competition from other Companies who offer similar products.

Competing one step products (meaning one device with multiple drug screening panels) include the following: DrugConfirm Advanced [10 panel]; AmeriCup [12 panel]; ECO II [10 panel]; CLIA Screen [12 panel]; T-Cup [10 panel]; EZ Split Key Cup [10 panel]; CentralCheck [11 panel]; NxStep [12 panel]; and others.

Launch and Growth Strategy:

We at Ihealthcare, Inc. intend to utilize web-based advertising in order to reach our intended market. We are currently in the exploration stages of determining which internet media outlet will be preferable, but we have plans to consider, and perhaps implement, marketing campaigns via social media networks such as Facebook, Twitter, etc., online marketing platforms, news related websites, industry related websites, etc. We will also be listing our products on Amazon in order to take advantage of the worldwide presence and reach of Amazon in order to reach an even greater audience and sell our products to as many consumers as possible.

In addition to our online presence, we also are in the planning stages of a multimedia campaign which may include, but may not strictly be limited to, telemarketing, print media, making our presence known at trade shows and television advertisements. The exact details of our multimedia plan are currently in the exploration and planning stages.

Our growth strategy is to spread awareness of our products, via the internet and potentially other sources, all cross the country, beginning in the south east, then moving north and eventually west. When, and if, we have developed a market for our products within the United States we will then evaluate the possibility of expanding to other countries throughout the world.

At this time we do not have not yet identified a definitive timeline as to the length of time it will take us to initialize or carry out the above growth strategy. We are currently investigating the costs that we will incur in carrying out the above endeavors to begin generating sales from our current product.

RISK FACTORS

An investment in our common stock is highly speculative, and should only be made by persons who can afford to lose their entire investment in us. You should carefully consider the following risk factors and other information in this report before deciding to become a holder of our common stock. If any of the following risks actually occur, our business and financial results could be negatively affected to a significant extent.

We will require additional funds in the future to achieve our current business strategy and our inability to obtain funding will cause our business to fail.

We will need to raise additional funds through public or private debt or equity sales in order to fund our future. These financings may not be available when needed. Even if these financings are available, it may be on terms that we deem unacceptable or are materially adverse to your interests with respect to dilution of book value, dividend preferences, liquidation preferences, or other terms. Our inability to obtain financing would have an adverse effect on our ability to implement our current business plan and develop our product line, and as a result, could require us to diminish or suspend our operations and possibly cease our existence.

Even if we are successful in raising capital in the future we will likely need to raise additional capital to continue and/or expand our operations. If we do not raise the additional capital, the value of any investment in our Company may become worthless. In the event we do not raise additional capital from conventional sources, it is likely that we may need to scale back or curtail implementing our business plan.

We have not generated any revenues to date since our inception.

We are a start-up stage company. Our ability to continue as a going concern is dependent upon our ability to commence a commercially viable operation and to achieve profitability. Since our inception we have not generated any revenues, and currently have only limited operations, as we are presently in the planning stage of our business development as an exploration stage company. These factors raise substantial doubt about our ability to continue as a going concern. We may not be able to generate revenues in the future and as a result the value of our common stock may become worthless. There are no assurances that we will be successful in raising additional capital or successfully developing and commercializing our products and becoming profitable.

We hold the distribution rights to the UDT Cup, but we rely on the services of a third party manufacturer (ILS) in order to supply the products we offer for sale. ILS holds all patent and manufacturing rights to the UDT Cup.

Due to the fact that we rely upon ILS in order to manufacture the UDT Cups we offer for sale we face inherent risks due to the fact that we do not hold the patents or manufacturing rights to the product. If there is a disruption in the supply of UDT Cups caused by any number of situations which could arise with ILS, then we may have difficulty successfully implementing our business plan or meeting the demand for our products when we have commenced operations. Additionally, should ISL go out of business then we will be forced to find an alternative product for sale, and an alternative manufacturer, which could delay our business operations substantially or force us to cease operations entirely.

ILS will be solely responsible for the shipping of the UDT Cups.

We will not be responsible for shipping the UDT Cups to any consumers. ILS will be solely responsible for shipping the UDT Cups and any disruptions or hold ups in relation to the shipping of the UDT Cups could cause a disruption that will negatively impact our operations. Consumers may lose faith in our ability to have UDT Cups reliably shipped through situations that are beyond our control.

Due to the fact that we do not have a concrete advertising plan we may not see the sales we anticipate if our advertising plan is not as effective as we plan.

We are in the planning stages of our advertising strategy, and as such we do not have a definitive plan for how we will conduct our marketing efforts. We plan to utilize internet media outlets, and social media, but our plans need to be further developed before we can begin implementing them fully. As such, we may see fewer sales than we anticipate if our marketing plan, once implemented, is not as effective as we plan.

Our growth strategy is untested, unproven, and as of this point in time not fully developed.

We intend to grow our business starting in the South Eastern States of the United States, and from there spread outward into the North and eventually westward until we spread throughout the entire Country, at which point we will begin exploring international options. However, our exact strategy for how we will grow in this manner is currently in development, alongside our marketing plan, and we can offer no assurances that we will be effective in growing at the rate we anticipate, which could result in lower profit margins, if any.

We have a limited operating history that you can use to evaluate us, and the likelihood of our success must be considered in light of the problems, expenses, difficulties, complications and delays that we may encounter because we are a small developing company. As a result, we may not be profitable and we may not be able to generate sufficient revenue to develop as we have planned.

We have only recently adopted a bona fide business plan. We have limited financial resources and limited assets. The likelihood of our success must be considered in light of the expenses and difficulties in development of a customer base nationally, attaining and retaining customers and obtaining financing to meet the needs of our plan of operations. Since we have a limited operating history we may not be profitable and we may not be able to generate sufficient revenues to meet our expenses and support our anticipated activities.

We are an early stage company with an unproven business strategy and may never be able to fully implement our business plan or achieve profitability.

We are at an early stage of development of our operations as a company. We have only recently started to operate business activities, and have not generated revenue from such operations. A commitment of substantial resources to conduct time-consuming research in many respects will be required if we are to complete the development of our company into one that is more profitable. There can be no assurance that we will be able to fully implement our business plan at reasonable costs or successfully operate. We expect it will take several years to implement our business plan fully, if at all.

Our limited operating history makes it difficult for us to accurately forecast net sales and appropriately plan our expenses.

We have a very limited operating history. As a result, it is difficult to accurately forecast our net sales and plan our operating expenses. This inability could cause our net income, if there is any income at all, in a given quarter to be lower than expected.

We operate in a highly competitive environment, and if we are unable to compete with our competitors, our business, financial condition, results of operations, cash flows and prospects could be materially adversely affected.

We operate in a highly competitive environment. Our competition includes all other companies that are in the business of the drug screening market. A highly competitive environment could materially adversely affect our business, financial condition, results of operations, cash flows and prospects.

Because we are small and do not have much capital, our marketing campaign may not be enough to attract sufficient customers to operate profitably. If we do not make a profit, we will suspend or cease operations.

Due to the fact we are small and do not have much capital, we must limit our marketing activities and may not be able to make our product known to potential customers. Because we will be limiting our marketing activities, we may not be able to attract enough customers to operate profitably. If we cannot operate profitably, we may have to suspend or cease operations.

We expect our quarterly financial results to fluctuate.

We expect our net sales and operating results to vary significantly from quarter to quarter due to a number of factors, including changes in:

• Demand for our drug screening product(s);

• Our ability to obtain new, and retain existing, customers;

• Our ability to manage our services;

• General economic conditions;

• Advertising and other marketing costs.

As a result of the variability of these and other factors, our operating results in future quarters may be below the expectations of public market analysts and investors.

Our future success is dependent on our implementation of our business plan. We have many significant steps still to take.

Our success will depend in large part in our success in achieving several important steps in the implementation of our business plan, including the following: acquiring business information, development of a customer base, development of relationships with consumers, and management of business process. If we are not successful, we will not be able to fully implement or expand our business plan.

Our growth will place significant strains on our resources.

The Company is currently in the exploration stage, with only limited operations, and has not generated any revenue since inception. The Company's growth, if any, is expected to place a significant strain on the Company's managerial, operational and financial resources. Moving forward, the Company's systems, procedures or controls may not be adequate to support the Company's operations and/or the Company may be unable to achieve the rapid execution necessary to successfully implement its business plan. If the Company is unable to manage growth effectively, the Company's business, results of operations and financial condition will be adversely affected.

Our future success is dependent, in part, on the performance and continued services of Noel Mijares, our Chief Executive Officer, President and Director, as well as David A. Bingaman our Chief Operating Officer, Vice President, and Secretary. Without their continued service, we may be forced to interrupt or eventually cease our operations.

We are presently dependent to a great extent upon the experience, abilities and continued services of both Noel Mijares and David A. Bingaman. The loss of either of their services would delay our business operations substantially.

The recently enacted JOBS Act will allow the Company to postpone the date by which it must comply with certain laws and regulations intended to protect investors and to reduce the amount of information provided in reports filed with the SEC.

The recently enacted JOBS Act is intended to reduce the regulatory burden on “emerging growth companies”. The Company meets the definition of an “emerging growth company” and so long as it qualifies as an “emerging growth company,” it will, among other things:

-be exempt from the provisions of Section 404(b) of the Sarbanes-Oxley Act requiring that its independent registered public accounting firm provide an attestation report on the effectiveness of its internal control over financial reporting;

-be exempt from the "say on pay” provisions (requiring a non-binding shareholder vote to approve compensation of certain executive officers) and the "say on golden parachute” provisions (requiring a non-binding shareholder vote to approve golden parachute arrangements for certain executive officers in connection with mergers and certain other business combinations) of The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and certain disclosure requirements of the Dodd-Frank Act relating to compensation of Chief Executive Officers;

-be permitted to omit the detailed compensation discussion and analysis from proxy statements and reports filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and instead provide a reduced level of disclosure concerning executive compensation; and

-be exempt from any rules that may be adopted by the Public Company Accounting Oversight Board (the “PCAOB”) requiring mandatory audit firm rotation or a supplement to the auditor’s report on the financial statements.

Although the Company is still evaluating the JOBS Act, it currently intends to take advantage of all of the reduced regulatory and reporting requirements that will be available to it so long as it qualifies as an “emerging growth company”. The Company has elected not to opt out of the extension of time to comply with new or revised financial accounting standards available under Section 102(b)(1) of the JOBS Act. Among other things, this means that the Company's independent registered public accounting firm will not be required to provide an attestation report on the effectiveness of the Company's internal control over financial reporting so long as it qualifies as an “emerging growth company”, which may increase the risk that weaknesses or deficiencies in the internal control over financial reporting go undetected. Likewise, so long as it qualifies as an “emerging growth company”, the Company may elect not to provide certain information, including certain financial information and certain information regarding compensation of executive officers, which would otherwise have been required to provide in filings with the SEC, which may make it more difficult for investors and securities analysts to evaluate the Company. As a result, investor confidence in the Company and the market price of its common stock may be adversely affected.

Notwithstanding the above, we are also currently a “smaller reporting company”, meaning that we are not an investment company, an asset-backed issuer, or a majority-owned subsidiary of a parent company that is not a smaller reporting company and have a public float of less than $75 million and annual revenues of less than $50 million during the most recently completed fiscal year. In the event that we are still considered a “smaller reporting company”, at such time are we cease being an “emerging growth company”, the disclosure we will be required to provide in our SEC filings will increase, but will still be less than it would be if we were not considered either an “emerging growth company” or a “smaller reporting company”. Specifically, similar to “emerging growth companies”, “smaller reporting companies” are able to provide simplified executive compensation disclosures in their filings; are exempt from the provisions of Section 404(b) of the Sarbanes-Oxley Act requiring that independent registered public accounting firms provide an attestation report on the effectiveness of internal control over financial reporting; and have certain other decreased disclosure obligations in their SEC filings, including, among other things, being required to provide only two years of audited financial statements in annual reports. Decreased disclosures in our SEC filings due to our status as an “emerging growth company” or “smaller reporting company” may make it harder for investors to analyze the Company’s results of operations and financial prospects.

We are an “emerging growth company” under the JOBS Act of 2012, and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our common stock less attractive to investors.

We are an “emerging growth company,” as defined in the JOBS Act, and we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. We cannot predict if investors will find our common stock less attractive because we may rely on these exemptions. If some investors find our common stock less attractive as a result, there may be a less active trading market for our common stock and our stock price may be more volatile.

In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We are choosing to take advantage of the extended transition period for complying with new or revised accounting standards. As a result, our financial statements may not be comparable to those of companies that comply with public company effective dates.

We will remain an “emerging growth company” for up to five years, although we will lose that status sooner if our revenues exceed $1 billion, if we issue more than $1 billion in non-convertible debt in a three year period, or if the market value of our common stock that is held by non-affiliates exceeds $700 million.

MANAGEMENT’S DISCUSSION AND ANALYSIS

For our (Ihealthcare, Inc., FKA Opulent Acquistion, Inc.) fiscal year ended November 30, 2015 we did not generate any revenues. We had no cash and or cash equivalents as of our fiscal year end. Our net loss was $7,496 and was attributable to professional fees and related operating expenses.

Pursuant to the Agreement and Plan of Merger (“Agreement”) dated April 22, 2016 , by and between, Ihealthcare, Inc. a Florida Corporation (“Ihealthcare, Inc.-Florida”), and Opulent Acquisition, Inc., a Delaware Corporation, (“Ihealthcare, Inc.-Delaware” or the “Surviving Corporation), jointly the (“Constituent Corporations”) effective as of April 22, 2016 , Ihealthcare, Inc.-Florida merged with and into Ihealthcare, Inc.-Delaware with Ihealthcare, Inc.-Delaware continuing as the Surviving Corporation.

The board of directors of the Constituent Corporations declared the Merger Agreement advisable, fair to and in the best interests of the Constituent Corporations and have approved the Merger.

Immediately prior to the Merger, the Company was a “shell company,” as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

As of the effective date of the Merger, we the Company, Ihealthcare, Inc., “FKA Opulent Acquisition” have adopted the business plan of what was Ihealthcare, Inc.-Florida, which is the sale of goods in the healthcare sector. We currently hold the distribution rights to the ILS “UDT Cup” Multi-Panel [16] urinalysis cup through our manufacturing partner Innovative Laboratory Solutions, which holds the patents and manufacturing rights to the product. We intend to begin conducting sales of the product in the very near future. Our plans relating to this can be found in the above section titled, “Business.”

As of December 31, 2015 Ihealthcare, Inc., a Florida Company had cash and or cash equivalents in the amount of $100. From inception through December 31, 2015, the Company had no revenues and a net loss of $3,000 attributable to professional fees and related expenses. As of the fiscal year end the Company had received $25,200 for common stock issued of which $25,000 was deposited into escrow for the purchase of Opulent Acquistion, Inc., a Delaware Company.

We believe that to develop the Company’s current business plan that we must raise capital in the next twelve months. The Company has no immediate plans to raise such capital. Thus far the Company has relied solely on funds provided by our officers and directors, Noel Mijares, our Chief Executive officer, President, Director and David A. Bingaman, our Chief Operating Officer, Vice President, and Secretary. If we can not raise such funds we will have to continue to rely on funds provided to us by our officers and directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of the date of this report, following the aforementioned merger, we have 1,000,000 shares of common stock and no shares of preferred stock issued and outstanding. The below table is as of April 22, 2016.

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned	Common Stock Voting Percentage Beneficially Owned	Voting Shares Preferred Stock Are Able to Vote	Preferred Stock Voting Percentage Beneficially Owned	Total Voting Percentage Beneficially Owned (1)
Executive Officers and Directors
Noel Mijares	625,000	100.0%	0	0.0%	62.50%
David A. Bingaman	375,000	100.0%	0	0.0%	37.50%
5% Shareholders
N/A	-	-	-	-	-

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

DIRECTORS AND EXECUTIVE OFFICERS

Biographical information regarding the officers and Directors of the Company, who will continue to serve as officers and Directors of Ihealthcare, Inc.

Noel Mijares, Age 42 Chairman of the Board of Directors, Chief Executive Officer, and President

Background of Mr. Noel Mijares

Noel Mijares has extensive business experience and has amassed a great deal of knowledge over the years through his executive roles with a wide array of companies. In 1992 Mijares formed Global Traders and became an authorized dealer for NCR. Mr. Mijares held the position of both President and CEO at Global Traders. Several years later in 1995 Mr. Mijares founded Safe Wrap of America, an international baggage wrap security company operating in nine countries at which he served as the Company’s President and CEO. Subsequently, in 2001 Mr. Mijares saw an opportunity to revolutionize legal resources for professionals and he founded The Subpoena Company of which became a formidable legal vendor amongst attorneys and publicly-traded insurance companies, nationwide. In 2009 Mr. Mijares expanded his reach with the legal sector and formed Unisource Discovery, Inc., a digital records retrieval, eDiscovery company and became a thought leader and well-published author in this area. More recently in 2015 Mr. Mijares was the CEO of Millennium Healthcare. From 2015 to April 2016 he has served as the Chairman, CEO, and President of Ihealthcare, Inc., a Florida Corporation of which has merged with and into the Company.

Recent Experience:

  Ihealthcare, Inc. (Florida Corporation) Chairman, CEO, President 2015 - April 2016
  Pharma Health Corp. Chairman, CEO, President 2014-Present
  Unisource Discovery President, CEO 2009-Present
  The Subpoena Co. President, CEO 2001-Present
  Millennium Healthcare CEO 2015

Education:

- Miami Dade College 1992

Publications:

- Automating Document Retrieval – ALA Link: http://www.slideshare.net/NoelMijares/automatingdocumentretrievalala

- Records Tracking and Congestion – ALA Link: http://www.slideshare.net/NoelMijares/records-tracking-and-congestion-ala

David A. Bingaman, Age 60, Chief Operating Officer, Vice President, and Secretary

Background of Mr. David Bingaman

Mr. Bingaman has over 30 years’ experience in the healthcare and software industry. He has served 15 years in senior executive C - level roles in both private and public companies. With the publicly traded American Medical Response, Mr. Bingaman led AMRs highest performing business unit from $36 million to $125 million in revenue in just 4 years as regional CEO and Senior Corporate Vice President. Promoted to Senior Vice President for National Operations, he led a $1.3 Billion mission critical medical services business with operations in 44 states, 250 sites and 22,000 employees then conducted 4 years of successful turnarounds and roll outs of major technology and business process improvement initiatives producing a net profit swing of approximately $37 million. He also met and exceeded all financial targets in nearly 20 consecutive quarters through organic and acquisition growth. Mr. Bingaman secured $1.05 billion career medical business development revenue from multi-year high performance service contracts [SLAs] of $1-$25 million in commercial and government sectors. More recently, he led strategy and business plan development for a national physician medical billing roll up, lead executive in seven SaaS ventures and five Blue Ocean strategy projects and developed a mobile integrated health model. Mr. Bingaman holds a BA 2008 and MBA 2010 from The Corllins University and is graduate of the Valley Medical Center School of Medicine’s Paramedicine Program 1976. Most recently he has served an executive position at the positions listed below.

Recent Experience:

2010 - 2014: President: Aspen Ventures

2014 - 2015: Chief Operating Officer: East Coast Ambulance LLC.

2015 - 2015: President: Millennium Healthcare, Inc

2015 - April 2016: Chief Operating Officer, EVP, Secretary: Ihealthcare, Inc. (Florida Corporation)

Corporate governance

The Company promotes accountability for adherence to honest and ethical conduct; endeavors to provide full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with the Securities and Exchange Commission (the “SEC”) and in other public communications made by the Company; and strives to be compliant with applicable governmental laws, rules and regulations. The Company has not formally adopted a written code of business conduct and ethics that governs the Company’s employees, officers and Directors as the Company is not required to do so.

In lieu of an Audit Committee, the Company’s Board of Directors, is responsible for reviewing and making recommendations concerning the selection of outside auditors, reviewing the scope, results and effectiveness of the annual audit of the Company's financial statements and other services provided by the Company’s independent public accountants. The Board of Directors reviews the Company's internal accounting controls, practices and policies.

Committees of the Board

Our Company currently does not have nominating, compensation, or audit committees or committees performing similar functions nor does our Company have a written nominating, compensation or audit committee charter. Our sole Director believes that it is not necessary to have such committees, at this time, because the Director(s) can adequately perform the functions of such committees.

Audit Committee Financial Expert

Our Board of Directors has determined that we do not have a board member that qualifies as an "audit committee financial expert" as defined in Item 407(D)(5) of Regulation S-K, nor do we have a Board member that qualifies as "independent" as the term is used in Item 7(d)(3)(iv)(B) of Schedule 14A under the Securities Exchange Act of 1934, as amended, and as defined by Rule 4200(a)(14) of the FINRA Rules.

We believe that our Director(s) are capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. The Director(s) of our Company does not believe that it is necessary to have an audit committee because management believes that the Board of Directors can adequately perform the functions of an audit committee. In addition, we believe that retaining an independent Director who would qualify as an "audit committee financial expert" would be overly costly and burdensome and is not warranted in our circumstances given the stage of our development and the fact that we have not generated any positive cash flows from operations to date.

Involvement in Certain Legal Proceedings

Our officers and directors have not been involved in any of the following events during the past ten years.

1.	bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;
2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
3.	being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or
4.	being found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.
5.	Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;
6.	Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;
7.	Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:(i) Any Federal or State securities or commodities law or regulation; or(ii) Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or(iii) Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or
8.	Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Independence of Directors

We are not required to have independent members of our Board of Directors, and do not anticipate having independent Directors until such time as we are required to do so.

Code of Ethics

We have not adopted a formal Code of Ethics. The Board of Directors evaluated the business of the Company and the number of employees and determined that since the business is operated by a small number of persons, general rules of fiduciary duty and federal and state criminal, business conduct and securities laws are adequate ethical guidelines. In the event our operations, employees and/or Directors expand in the future, we may take actions to adopt a formal Code of Ethics.

Shareholder Proposals

Our Company does not have any defined policy or procedural requirements for shareholders to submit recommendations or nominations for Directors. The Board of Directors believes that, given the stage of our development, a specific nominating policy would be premature and of little assistance until our business operations develop to a more advanced level. Our Company does not currently have any specific or minimum criteria for the election of nominees to the Board of Directors and we do not have any specific process or procedure for evaluating such nominees. The Board of Directors will assess all candidates, whether submitted by management or shareholders, and make recommendations for election or appointment.

A shareholder who wishes to communicate with our Board of Directors may do so by directing a written request addressed to our President, at the address appearing on the first page of this Information Statement.

EXECUTIVE COMPENSATION

Summary Compensation Table (Ihealthcare, Inc. FKA Opulent Acquisition, Inc. a Delaware Company):

The below table is in regards to our past two fiscal year ends:

Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Noel Mijares, Chief Executive Officer, President, Director	2014	0	0	0	0	0	0	0	0
Noel Mijares, Chief Executive Officer, President, Director	2015	0	0	0	0	0	0	0	0
David A Bingaman, Chief Operating Officer, Vice President, and Secretary.	2014	0	0	0	0	0	0	0	0
David A. Bingaman, Chief Operating Officer, Vice President, and Secretary.	2015	0	0	0	0	0	0	0	0
Jeffrey DeNunzio, Former sole officer and director	2014	0	0	2,000	0	0	0	0	2,000
Jeffrey DeNunzio, Former sole officer and director	2015	0	0	2,000	0	0	0	0	2,000

*On January 14, 2016 Mr. Jeffrey DeNunzio, the sole shareholder of the Company transferred to Ihealthcare, Inc., a Florida Company, 20,000,000 shares of our common stock which represented all of our issued and outstanding shares at the time of transfer. The transfer was the result of the sale of the Company to Ihealthcare, Inc., the Florida Company.

On January 14, 2016 Ihealthcare, Inc., a Florida Company, became the controlling shareholder of Opulent Acquisition, Inc. At the time of the sale of Opulent Acquisition, Inc. Mr. Mijares owned 62.5% and Mr. Bingaman owned 37.5% of the issued and outstanding shares of Ihealthcare, Inc., the Florida Company.

Pursuant to the Agreement and Plan of Merger (“Agreement”) dated April 22, 2016, by and between, Ihealthcare, Inc. a Florida Corporation (“Ihealthcare, Inc.-Florida”), and Opulent Acquisition, Inc., a Delaware Corporation, (“Ihealthcare, Inc.-Delaware” or the “Surviving Corporation), jointly the (“Constituent Corporations”) effective as of April 22, 2016, Ihealthcare, Inc.-Florida merged with and into Ihealthcare, Inc.-Delaware with Ihealthcare, Inc.-Delaware continuing as the Surviving Corporation.

The board of directors of the Constituent Corporations have declared the Merger Agreement advisable, fair to and in the best interests of the Constituent Corporations and have approved the Merger.

Immediately before the effective time of the Merger each share of common stock, par value $0.0001 per share of Ihealthcare-Delaware held by Ihealthcare-Florida was cancelled. Each share issued and outstanding of Ihelathcare-Florida held by the shareholders was converted into one hundred validly issued, fully paid, and nonassessable shares of common stock, par value $0.0001 per share of Ihealthcare-Delaware.

Compensation of Directors

The table above summarizes all compensation of our directors as of December 31, 2015.

Stock Option Grants

We have not granted any stock options to our executive officers since our incorporation.

Employment Agreements

We do not have an employment or consulting agreement with any officers or Directors as of the date of this filing.

Compensation Discussion and Analysis

Director Compensation

Our Board of Directors does not currently receive any consideration for their services as members of the Board of Directors. The Board of Directors reserves the right in the future to award the members of the Board of Directors cash or stock based consideration for their services to the Company, which awards, if granted shall be in the sole determination of the Board of Directors.

Executive Compensation Philosophy

Our Board of Directors determines the compensation given to our executive officers in their sole determination. Our Board of Directors reserves the right to pay our executive or any future executives a salary, and/or issue them shares of common stock issued in consideration for services rendered and/or to award incentive bonuses which are linked to our performance, as well as to the individual executive officer’s performance. This package may also include long-term stock based compensation to certain executives, which is intended to align the performance of our executives with our long-term business strategies. Additionally, while our Board of Directors has not granted any performance base stock options to date, the Board of Directors reserves the right to grant such options in the future, if the Board in its sole determination believes such grants would be in the best interests of the Company.

Incentive Bonus

The Board of Directors may grant incentive bonuses to our executive officer and/or future executive officers in its sole discretion, if the Board of Directors believes such bonuses are in the Company’s best interest, after analyzing our current business objectives and growth, if any, and the amount of revenue we are able to generate each month, which revenue is a direct result of the actions and ability of such executives.

Long-term, Stock Based Compensation

In order to attract, retain and motivate executive talent necessary to support the Company’s long-term business strategy we may award our executive and any future executives with long-term, stock-based compensation in the future, in the sole discretion of our Board of Directors, which we do not currently have any immediate plans to award.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On January 14, 2016 Mr. Jeffrey DeNunzio, the sole shareholder of the Company transferred to Ihealthcare, Inc., a Florida Company, 20,000,000 shares of our common stock which represented all of our issued and outstanding shares at the time of transfer. The transfer was the result of the sale of the Company to Ihealthcare, Inc., the Florida Company.

On January 14, 2016 Ihealthcare, Inc., a Florida Company, became the controlling shareholder of Opulent Acquisition, Inc. At the time of the sale of Opulent Acquisition, Inc. Mr. Mijares owned 62.5% and Mr. Bingaman owned 37.5% of the issued and outstanding shares of Ihealthcare, Inc., the Florida Company.

On January 14, 2016, Mr. Jeffrey DeNunzio resigned as Chief Executive Officer, Chief Financial Officer, President, Secretary, Treasurer and Director.

On January 14, 2016, Mr. Noel Mijares was appointed as Chairman of the Board of Directors, Chief Executive Officer, and President.

On January 14, 2016, Mr. David A. Bingaman was appointed as Chief Operating Officer, Vice President, and Secretary.

Pursuant to the Agreement and Plan of Merger (“Agreement”) dated April 22, 2016, by and between, Ihealthcare, Inc. a Florida Corporation (“Ihealthcare, Inc.-Florida”), and Opulent Acquisition, Inc., a Delaware Corporation, (“Ihealthcare, Inc.-Delaware” or the “Surviving Corporation), jointly the (“Constituent Corporations”) effective as of April 22, 2016, Ihealthcare, Inc.-Florida merged with and into Ihealthcare, Inc.-Delaware with Ihealthcare, Inc.-Delaware continuing as the Surviving Corporation.

The board of directors of the Constituent Corporations have declared the Merger Agreement advisable, fair to and in the best interests of the Constituent Corporations and have approved the Merger.

Immediately before the effective time of the Merger each share of common stock, par value $0.0001 per share of Ihealthcare-Delaware held by Ihealthcare-Florida was cancelled. Each share issued and outstanding of Ihelathcare-Florida held by the shareholders was converted into one hundred validly issued, fully paid, and nonassessable shares of common stock, par value $0.0001 per share of Ihealthcare-Delaware.

On April 22, 2016, the Company filed with the Delaware Secretary of State an amendment to the Company’s certificate of incorporation, changing its name to Ihealthcare, Inc.

Review, Approval and Ratification of Related Party Transactions

Given our small size and limited financial resources, we have not adopted formal policies and procedures for the review, approval or ratification of transactions, such as those described above, with our executive officer(s), Director(s) and significant stockholders. We intend to establish formal policies and procedures in the future, once we have sufficient resources and have appointed additional Directors, so that such transactions will be subject to the review, approval or ratification of our Board of Directors, or an appropriate committee thereof. On a moving forward basis, our Directors will continue to approve any related party transaction.

Corporate Governance

The Company promotes accountability for adherence to honest and ethical conduct; endeavors to provide full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with the Securities and Exchange Commission (the “SEC”) and in other public communications made by the Company; and strives to be compliant with applicable governmental laws, rules and regulations. The Company has not formally adopted a written code of business conduct and ethics that governs the Company’s employees, officers and Directors as the Company is not required to do so.

In lieu of an Audit Committee, the Company’s Board of Directors, is responsible for reviewing and making recommendations concerning the selection of outside auditors, reviewing the scope, results and effectiveness of the annual audit of the Company's financial statements and other services provided by the Company’s independent public accountants. The Board of Directors, the Chief Executive Officer and the Chief Financial Officer of the Company review the Company's internal accounting controls, practices and policies.

LEGAL PROCEEDINGS

From time to time, we may become party to litigation or other legal proceedings that we consider to be a part of the ordinary course of our business. We are not currently involved in legal proceedings that could reasonably be expected to have a material adverse effect on our business, prospects, financial condition or results of operations. We may become involved in material legal proceedings in the future.

RECENT SALES OF UNREGISTERED SECURITIES

On January 14, 2016 Mr. Jeffrey DeNunzio, the sole shareholder of the Company transferred to Ihealthcare, Inc., a Florida Company, 20,000,000 shares of our common stock which represented all of our issued and outstanding shares at the time of transfer. The transfer was the result of the sale of the Company to Ihealthcare, Inc., the Florida Company.

On January 14, 2016 Ihealthcare, Inc., a Florida Company, became the controlling shareholder of Opulent Acquisition, Inc. At the time of the sale of Opulent Acquisition, Inc. Mr. Mijares owned 62.5% and Mr. Bingaman owned 37.5% of the issued and outstanding shares of Ihealthcare, Inc., the Florida Company.

Pursuant to the Agreement and Plan of Merger (“Agreement”) dated April 22, 2016, by and between, Ihealthcare, Inc. a Florida Corporation (“Ihealthcare, Inc.-Florida”), and Opulent Acquisition, Inc., a Delaware Corporation, (“Ihealthcare, Inc.-Delaware” or the “Surviving Corporation), jointly the (“Constituent Corporations”) effective as of April 22, 2016, Ihealthcare, Inc.-Florida merged with and into Ihealthcare, Inc.-Delaware with Ihealthcare, Inc.-Delaware continuing as the Surviving Corporation.

The board of directors of the Constituent Corporations have declared the Merger Agreement advisable, fair to and in the best interests of the Constituent Corporations and have approved the Merger.

Immediately before the effective time of the Merger each share of common stock, par value $0.0001 per share of Ihealthcare-Delaware held by Ihealthcare-Florida was cancelled. Each share issued and outstanding of Ihelathcare-Florida held by the shareholders was converted into one hundred validly issued, fully paid, and nonassessable shares of common stock, par value $0.0001 per share of Ihealthcare-Delaware.

DESCRIPTION OF SECURITIES

*The following description of securities is post merger:

The total number of shares of stock that the Corporation shall have authority to issue is 150,000,000, consisting of 143,500,000 shares of Common Stock, $0.0001 par value per share, and 6,500,000 shares of Preferred Stock, $0.0001 par value per share. The first Series of Preferred Stock shall be designated “Series A Preferred Stock” and shall consist of 1,500,000 shares. The second Series of Preferred Stock shall be designated “Series B Preferred Stock” and shall consist of 5,000,000 shares.

As of the date of this filing we have 1,000,000 shares of Common Stock and no shares of Preferred Stock issued and outstanding.

Common Stock

The holders of the Common Stock are entitled to one vote for each share of Common Stock held at all meetings of stockholders (and written actions in lieu of meetings); provided, however, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to the Certificate of Incorporation that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to the Certificate of Incorporation or pursuant to the DGCL. The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by (in addition to any vote of the holders of one or more series of Preferred Stock that may be required by the terms of the Certificate of Incorporation) the affirmative vote of the holders of shares of capital stock of the Corporation representing a majority of the votes represented by all outstanding shares of capital stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the DGCL.

Preferred Stock

the holders of shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock shall (a) at all times vote together as a single class on all matters (including the election of directors) submitted to a vote or for the consent of the stockholders of the corporation,(b) be entitled to notice of any stockholders’ meeting in accordance with the Bylaws of the corporation and (c) be entitled to vote upon such matters and in such manner as may be provided by applicable law. Except as otherwise expressly provided herein or required by applicable law, each holder of Common Stock and Preferred B Stock shall have the right to one (1) vote per share of held of record by such holder and each holder of Series A Preferred Stock shall have the right to one hundred (100) votes per share of Series A Preferred Stock held of record by such holder.

 INDEMNIFICATION OF OFFICERS AND DIRECTORS

Delaware Corporation Law and our Certificate of Incorporation, allow us to indemnify our officers and Directors from certain liabilities and our Bylaws, as amended (“Bylaws”), state that we shall indemnify every (i) present or former Director, advisory Director or officer of us and (ii) any person who while serving in any of the capacities referred to in clause (i) served at our request as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust, association or other enterprise. (each an “Indemnitee”).

Our Bylaws provide that every corporate agent of our Company who was or is a party or is threatened to be made a party to or is involved in any action, suitor proceeding, whether civil,criminal, administrative or investigative, by reason of the fact that he or a person of whom he is the legal representative us or was a director or officer of the corporation or is or was serving as the request of the corporation or for its benefit as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the General Corporation Law of the State of Delaware from time to time against all expenses., liability and loss (including attorneys' fees, judgments', fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith. The expenses of officers and directors incurred in defending a civil or criminal action,suit or proceeding must be paid by the corporation as they incurred and in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation. Such right if indemnification shall be a contract right which may be enforced in any manner desired by such person. Such right of indemnification shall not be exclusive of any other right which such directors, officers, or representatives may have hereafter acquire and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw, agreement, vote of shareholders, provisions of law or otherwise, as well as their right under this Article.

Furthermore our Certificate of Incorporation provides that the corporation shall indemnify to the fullest extent permitted by law any party to the Company made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation or any predecessor of the Corporation, or serves or served at any other enterprise as a director or officer at the request of the corporation or any predecessor to the corporation.

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

*Our Financial Statements as of November 30, 2015 (our fiscal year end for Ihealthcare, Inc., FKA Opulent Acquisition, Inc.) can be found in our Report on 10-K filed February 18, 2016.

Ihealthcare, Inc., a Florida corporation

INDEX TO FINANCIAL STATEMENTS

Pages

Report of Independent Registered Public Accounting Firm	F2

Balance Sheet	F3

Statement of Operations	F4

Statement of Changes in Stockholders’ Equity	F5

Statement of Cash Flows	F6

Notes to Financial Statements	F7-F9

-F1-

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders’ of

iHealthcare, Inc.

Miami, Florida

We have audited the accompanying balance sheet of iHealthcare, Inc. (the "Company") as of December 31, 2015 and the related statements of operations, changes in stockholders’ equity and cash flows for the period from September 8, 2015 (inception) through December 31, 2015. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company, as of December 31, 2015 and the results of its operations and its cash flows for the period from September 8, 2015 (inception) through December 31, 2015 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has suffered a net loss and does not have a source of revenue sufficient to cover its operation which raises substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters also are described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ MaloneBailey, LLP

www.malonebailey.com

Houston, Texas

April 22, 2016

 -F2-

Ihealthcare, Inc.

BALANCE SHEET

As of December 31, 2015
ASSETS
Cash	$100
Advance due from related party	100
Deposit held in escrow	25,000
Total Current Assets	25,200

TOTAL ASSETS	$25,200

LIABILITIES & STOCKHOLDERS’ EQUITY
Current Liabilities

Accrued expenses	$2,500
Due to related party	500
Total Current Liabilities	3,000

Stockholders’ Equity

Common stock (no par value, 10,000 shares authorized, 10,000 shares issued and outstanding as of December 31, 2015)	60,000
Subscriptions Receivable	(34,800)
Accumulated deficit	(3,000)
Total Stockholders’ Equity	22,200

TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY	$25,200

The accompanying notes to the financial statements are an integral part of these financial statements.

 -F3-

Ihealthcare, Inc.

STATEMENT OF OPERATIONS

September 8, 2015 (Inception) through December 31, 2015

Operating Expenses

General & Administrative Expenses	$3,000
Total Operating Expenses	3,000

Net loss	$(3,000)
Net loss Per Common Share- Basic and Diluted	(0.47)
Weighted average number of common shares outstanding- Basic and Diluted	6,404

The accompanying notes to the financial statements are an integral part of these financial statements.

-F4-

Ihealthcare, Inc.

STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY

FOR THE PERIOD FROM SEPTEMBER 8, 2015 (INCEPTION) TO DECEMBER 31, 2015

	Common Stock	Common Stock Amount	Subscription Receivable	Additional Paid-in Capital	Accumulated Deficit	Total

Balance September 8, 2015 (Inception)	-	$-	$-	$-	$-	$-
Subscription receivable	10,000	60,000	(60,000)	-	-	-
Subscription receivable payments	-	-	25,200	-	-	25,200
Net loss	-	-	-	-	(3,000)	(3,000)

Balance December 31, 2015	10,000	$60,000	$(34,800)	$-	$(3,000)	$22,200

The accompanying notes to the financial statements are an integral part of these financial statements.

-F5-

 Ihealthcare, Inc.

STATEMENT OF CASH FLOWS

September 8, 2015 (Inception) through December 31, 2015
CASH FLOWS FROM OPERATING ACTIVITIES
Net Loss	$(3,000)

Adjustment to reconcile net loss to net cash used in operating activities:
Changes in current assets and liabilities:
Due to related party	500
Accrued expenses	2,500
Net cash used in operating activities	-

CASH FLOW FROM INVESTING ACTIVITIES:
Advance to related party	(7,500)
Repayment of advance to related party	7,400
Deposit on acquisition	(25,000)
Net cash used in investing activities	(25,100)

CASH FLOW FROM FINANCING ACTIVITIES:
Proceeds from subscription receivable	25,200
Net cash provided by financing activities	25,200

Net change in cash:	100
Cash at beginning of period:	-
Cash at end of period:	$100

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Interest paid	$-
Income taxes paid	$-

NONCASH FINANCING AND INVESTING INFORMATION:
Subscription receivable	$(60,000)

The accompanying notes to the financial statements are an integral part of these financial statements.

-F6-

Ihealthcare, Inc.

Notes to Financial Statements

Note 1 - Organization and Description of Business

Ihealthcare, Inc. (the Company) was incorporated under the laws of the State of Florida on September 8, 2015. Ihealthcare, Inc. is a health-focused company currently engaged in launching its first product - a urinalysis testing cup, for which it has a global distribution agreement. The Company is also focusing on its core business plan which is to acquire health-related software platforms and/or networks.

The Company has elected December 31st as its year end.

Note 2 - Summary of Significant Accounting Policies

Basis of Presentation

The accompanying audited financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In the opinion of management, all adjustments necessary in order to make the financial statements not misleading have been included. Actual results could differ from those estimates. Due to the minimal level of operations, the Company has not had to make material assumptions or estimates other than the assumption that the Company is a going concern.

Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less when purchased to be cash equivalents. Cash and cash equivalents at December 31, 2015 were $100.

-F7-

Income Taxes

The Company accounts for income taxes under ASC 740, “Income Taxes.”  Under the asset and liability method of ASC 740, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period the enactment occurs.  A valuation allowance is provided for certain deferred tax assets if it is more likely than not that the Company will not realize tax assets through future operations.  No deferred tax assets or liabilities were recognized at December 31, 2015.

Basic Earnings (Loss) Per Share

The Company computes basic and diluted earnings per share amounts in accordance with ASC Topic 260, Earnings per Share. Basic earnings per share is computed by dividing net income (loss) available to common shareholders by the weighted average number of common shares outstanding during the reporting period. Diluted earnings per share reflects the potential dilution that could occur if stock options and other commitments to issue common stock were exercised or equity awards vest resulting in the issuance of common stock that could share in the earnings of the Company.

The Company does not have any potentially dilutive instruments as of December 31, 2015 and, thus, anti-dilution issues are not applicable.

Fair Value of Financial Instruments

The Company’s balance sheet includes certain financial instruments. The carrying amounts of current assets and current liabilities approximate their fair value because of the relatively short period of time between the origination of these instruments and their expected realization.

ASC 820, Fair Value Measurements and Disclosures, defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC 820 also establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from independent sources (observable inputs) and (2) an entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The fair value hierarchy consists of three broad levels, which gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 - Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.
•	Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly, including quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities in markets that are not active; inputs other than quoted prices that are observable for the asset or liability (e.g., interest rates); and inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 - Inputs that are both significant to the fair value measurement and unobservable.

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of December 31, 2015. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values due to the short-term nature of these instruments. These financial instruments include accrued expenses.

Related Parties

The Company follows ASC 850, Related Party Disclosures, for the identification of related parties and disclosure of related party transactions.

Share-based Expense

ASC 718, “Compensation – Stock Compensation”, prescribes accounting and reporting standards for all share-based payment transactions in which employee services are acquired. Transactions include incurring liabilities, or issuing or offering to issue shares, options, and other equity instruments such as employee stock ownership plans and stock appreciation rights. Share-based payments to employees, including grants of employee stock options, are recognized as compensation expense in the financial statements based on their fair values. That expense is recognized over the period during which an employee is required to provide services in exchange for the award, known as the requisite service period (usually the vesting period).

The Company accounts for stock-based compensation issued to non-employees and consultants in accordance with the provisions of ASC 505-50, “Equity – Based Payments to Non-Employees.”  Measurement of share-based payment transactions with non-employees is based on the fair value of whichever is more reliably measurable:  (a) the goods or services received; or (b) the equity instruments issued.  The fair value of the share-based payment transaction is determined at the earlier of performance commitment date or performance completion date.

The company had no stock-based compensation plans December 31, 2015.

Share-based expense for the period ended December 31, 2015 was $0.

Recently Issued Accounting Pronouncements

In August 2014, FASB issued Accounting Standards Update (ASU) No. 2014-15, Presentation of Financial Statements – Going Concern; Disclosures of Uncertainties about an Entity’s Ability to Continue as a Going Concern. The amendments in this update provide guidance in GAAP about management’s responsibility to evaluate whether there is substantial doubt about an entity’s ability to continue as a going concern and to provide related footnote disclosures. In doing so, the amendments should reduce diversity in the timing and content of footnote disclosures. The guidance is effective for the annual period ending after December 15, 2016, and for annual periods and interim periods thereafter. Early adoption is permitted but not required; at this time we are not early adopting. As the objective of this accounting standard is to provide guidance on the disclosure of uncertainties about an entity’s ability to continue as a going concern, the adoption of this standard is not expected to impact our financial position or results of operations.

In June 2014, the FASB issued ASU 2014-10, Development Stage Entities (Topic 915): Elimination of Certain Financial Reporting Requirements, Including an Amendment to Variable Interest Entities Guidance in Topic 810, Consolidation. The amendments in this update remove all incremental financial reporting requirements from U.S. GAAP for development stage entities and also eliminate an exception provided to development stage entities in Topic 810, Consolidation, for determining whether an entity is a variable interest entity on the basis of the amount of investment equity that is at risk. These amendments are effective for annual reporting periods beginning after December 15, 2014, and interim periods therein, with early application permitted. Early application of each of the amendments is permitted for any annual reporting period or interim period for which the entity’s financial statements have not yet been issued (public business entities) or made available for issuance (other entities). We early adopted this pronouncement. As the objective of the amendments in this update is to improve financial reporting by reducing the cost and complexity associated with the incremental reporting requirements for development stage entities our early adoption of this guidance has not impacted our financial position or results of operations.

Note 3 - Going Concern

The Company’s financial statements are prepared using accounting principles generally accepted in the United States of America applicable to a going concern that contemplates the realization of assets and liquidation of liabilities in the normal course of business.

The Company demonstrates adverse conditions that raise substantial doubt about the Company's ability to continue as a going concern for one year following the issuance of these financial statements. These adverse conditions are negative financial trends, specifically operating loss, and no established sources of revenues.

The Company has not established any source of revenue to cover its operating costs. Management plans to fund operating expenses with related party contributions to capital. There is no assurance that management's plan will be successful.

-F8-

Note 4 - Commitments and Contingencies

The Company follows ASC 450-20, Loss Contingencies, to report accounting for contingencies.  Liabilities for loss contingencies arising from claims, assessments, litigation, fines and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated. There were no commitments or contingencies as of December 31, 2015 with the exception of that with ETN Services, LLC.

On October 19, 2015 the Company entered into and consummated an agreement with ETN Services, LLC for ETN Services, LLC to provide consulting services to the Company. As detailed in the agreement with ETN Services, LLC, the Company is to pay ETN Services, LLC $5,000 upon filing of a S-1 Registration Statement on behalf of Ihealthcare, Inc. (post merger). Additionally, after the Registration Statement is deemed to be effective by the SEC, the Company is to pay ETN Services, LLC an additional $5,000. Finally, after a market maker files form 15c2-11 on the Company’s behalf and a ticker symbol has been attained, the Company is to pay ETN Services and additional $5,000. All payments to ETN Services are to be made within 7 days of the Company’s receipt of an invoice detailing the payment terms and amount.

Note 5 - Income Taxes

The Company has not recognized an income tax benefit for its operating losses generated based on uncertainties concerning its ability to generate taxable income in future periods. The tax benefit for the period presented is offset by a valuation allowance established against deferred tax assets arising from the net operating losses, the realization of which could not be considered more likely than not. In future periods, tax benefits and related deferred tax assets will be recognized when management considers realization of such amounts to be more likely than not.

Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carryforwards for Federal income tax reporting purposes are subject to annual limitations. Should a change in ownership occur, net operating loss carryforwards may be limited as to use in future years.

As of December 31, 2015, the Company has incurred a net loss of approximately $3,000 which resulted in a net operating loss for income tax purposes. NOLs begin expiring in 2035. The loss results in a deferred tax asset of approximately $1,050 at the effective statutory rate of 35%. The deferred tax asset has been off-set by an equal valuation allowance.

December 31, 2015
Deferred tax asset, generated from net operating loss at statutory rates	$1,050
Valuation allowance	(1,050)
$—

 The reconciliation of the effective income tax rate to the federal statutory rate is as follows:

Federal income tax rate	35.0%
Increase in valuation allowance	(35.0)%
Effective income tax rate	0.0%

Note 6 - Shareholder Equity

Preferred Stock

There were no shares of preferred stock authorized.

Common Stock

On October 19, 2015 6,250 shares of common stock with no par value were issued to Noel Mijares, the President of the Company. During December 31, 2015 a subscription receivable was recorded for $37,500 for the payment due to the Company for the 6,250 shares issued at $6 per share.

On October 19, 2015 3,750 shares of common stock with no par value were issued to David A. Bingaman, the Vice President and Secretary of the Company. During December 31, 2015 a subscription receivable was recorded for $22,500 for the payment due to the Company for the 3,750 shares issued at $6 per share.

During the period ending December 31, 2015 Mr. Mijares made payments totaling $16,450 and Mr. Bingaman made payments totaling $8,750 which reduced the subscription receivable from $60,000 to $34,800.

The Company does not have any potentially dilutive instruments as of December 31, 2015 and, thus, anti-dilution issues are not applicable.

Pertinent Rights and Privileges

Holders of shares of Common Stock are entitled to one vote for each share held to be used at all stockholders’ meetings and for all purposes including the election of directors. Common Stock does not have cumulative voting rights. Nor does it have preemptive or preferential rights to acquire or subscribe for any unissued shares of any class of stock.

Note 7 - Related-Party Transactions

On October 19, 2015 6,250 shares of common stock with no par value were issued to Noel Mijares, the President of the Company. During December 31, 2015 a subscription receivable was recorded for $37,500 for the payment due to the Company for the 6,250 shares issued at $6 per share.

On October 19, 2015 3,750 shares of common stock with no par value were issued to David A. Bingaman, the Vice President and Secretary of the Company. During December 31, 2015 a subscription receivable was recorded for $22,500 for the payment due to the Company for the 3,750 shares issued at $6 per share.

During the period ending December 31, 2015 Mr. Mijares made payments totaling $16,450 and Mr. Bingaman made payments totaling $8,750 which reduced the subscription receivable from $60,000 to $34,800.

Unisource Discovery, Inc., is a related party and is controlled by our Chief Executive Officer, Noel Mijares. During the period the Company advanced Unisource Discovery Inc. $7,500 and received payment of $7,400 on these advances. The total due to the Company as December 31, 2015 is $100. This is due to the Company on demand and is non-interest bearing.

As of December 31, 2015 $500 was due to Pharma Tropical, Inc. Pharma Tropical is a related party and is owned and controlled by Noel Mijares. The $500 is due on demand and is non-interest bearing.

Note 8 - Subsequent Events

On February 18, 2016 we, Ihealthcare, Inc., a Florida Corporation entered into a licensing agreement with Innovative Laboratory Solutions “ILS” granting us the rights to sell and distribute their product known as the “UDT Cup” Multi-Panel [16] urinalysis cup.

Pursuant to the Agreement and Plan of Merger (“Agreement”) dated April 22, 2016, by and between, Ihealthcare, Inc. a Florida Corporation (“Ihealthcare, Inc.-Florida”), and Opulent Acquisition, Inc., a Delaware Corporation, (“Ihealthcare, Inc.-Delaware” or the “Surviving Corporation), jointly the (“Constituent Corporations”) effective as of April 22, 2016, Ihealthcare, Inc.-Florida merged with and into Ihealthcare, Inc.-Delaware with Ihealthcare, Inc.-Delaware continuing as the Surviving Corporation.

Immediately before the effective time of the Merger each share of common stock, par value $0.0001 per share of Ihealthcare-Delaware held by Ihealthcare-Florida was cancelled. Each share issued and outstanding of Ihelathcare-Florida held by the shareholders was converted into one hundred validly issued, fully paid, and nonassessable shares of common stock, par value $0.0001 per share of Ihealthcare-Delaware.

-F9-

Item 3.02. Unregistered Sales of Equity Securities

Pursuant to the Agreement and Plan of Merger (“Agreement”) dated April 22, 2016, by and between, Ihealthcare, Inc. a Florida Corporation (“Ihealthcare, Inc.-Florida”), and Opulent Acquisition, Inc., a Delaware Corporation, (“Ihealthcare, Inc.-Delaware” or the “Surviving Corporation), jointly the (“Constituent Corporations”) effective as of April 22, 2016, Ihealthcare, Inc.-Florida merged with and into Ihealthcare, Inc.-Delaware with Ihealthcare, Inc.-Delaware continuing as the Surviving Corporation.

The board of directors of the Constituent Corporations have declared the Merger Agreement advisable, fair to and in the best interests of the Constituent Corporations and have approved the Merger.

Immediately before the effective time of the Merger each share of common stock, par value $0.0001 per share of Ihealthcare-Delaware held by Ihealthcare-Florida was cancelled. Each share issued and outstanding of Ihelathcare-Florida held by the shareholders was converted into one hundred validly issued, fully paid, and nonassessable shares of common stock, par value $0.0001 per share of Ihealthcare-Delaware.

Item 5.01 Changes In Control Of Registrant

As a result of the merger described herein, Noel Mijares now owns 625,000 shares of our common stock and David A. Bingaman now owns 375,000 shares of our common stock. We have no other shareholders and or shares outstanding. Prior to the merger our sole shareholder was Ihealthcare, Inc., a Florida Company, which was controlled by Mr. Mijares and Mr. Bingaman. Due to these facts there was no change in control as a result of the merger. Any shares previously held by the Florida Company, Ihealthcare, Inc. have been cancelled and returned back to the Company’s treasury.

Item 5.02 Election of Directors

Following the effectiveness of the merger between Opulent Acquisition, Inc. “Ihealthcare, Inc.-Delaware” and Ihealthcare, Inc., “Ihealthcare, Inc.-Florida” there was no change in our officers and or directors.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 22, 2016, we, Opulent Acquisition, Inc. filed with the Delaware Secretary of State an amendment to the Company’s certificate of incorporation, changing its name to Ihealthcare, Inc.

ITEM 5.06 CHANGE IN SHELL COMPANY STATUS

Following the effectiveness of the merger between Opulent Acquisition, Inc., and Ihealthcare, Inc., a Florida Company, we ceased our status as a “shell company,” as defined in Rule 12b-2 under the Exchange Act of 1934, as amended (the “Exchange Act”).

Additionally, in connection with the merger, the Company’s business has changed to the sale of goods in the healthcare sector.

Accordingly, we have set forth above the information, including the information with respect to our new operations that would be required if we were filing a general form for registration of securities on Form 10 under the Exchange Act, reflecting our common stock in this Report on Form 8-K, above.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The financial statements are provided herein on page F1-F9.

EXHIBITS TO FORM 8-K

Exhibit Number	Description of Exhibit
3.1	Restated Certificate of Incorporation (1)
3.2	Bylaws (1)
10.1	Merger Agreement (1)

(1) Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ihealthcare, Inc.

Dated: April 22, 2016

By: /s/ Noel Mijares

Noel Mijares

Chief Executive Officer, President and Director